SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 17, 2004
Date of Report (Date of earliest event reported)

NUI CORPORATION
(Exact name of Registrant as specified in charter)

New Jersey (State or other jurisdiction of incorporation)	001-16385 (Commission File Number)	22-3708029 (I.R.S. Employer Identification No.)

550 Route 202-206, PO Box 760
Bedminster,  New Jersey 07921
(908) 781-0500
(Address, including zip code, and telephone number, including area code, of principal executive officers)

N/A
(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1  Press Release dated as of August 17, 2004.

Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 9. "Regulation FD Disclosure."

On August 17, 2004, NUI Corp. (the "Company") announced financial results for the third quarter of fiscal 2004. A copy of the Company's press release is furnished as Exhibit 99.1 to this report of Form 8-K.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing

Item 7.   Exhibits.

99.1	Press Release, dated August 17, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUI CORPORATION

Dated: August 17, 2004	By:	/s/ Steven D. Overly
Name: Steven D. Overly Title: Vice President, Chief Financial Officer, General Counsel and Secretary

INDEX TO EXHIBITS

99.1	Press Release dated August 17, 2004